Exhibit 10.2

Global Business Travel Group, Inc.

GBT JerseyCo Limited

666 Third Avenue

New York, NY 10017

January 11, 2024

Ladies and Gentlemen:

Reference is made to that certain Shareholders Agreement (the “Original Shareholders Agreement”), dated as of May 27, 2022, as clarified by those certain letters dated November 17, 2022 and July 10, 2023, by and among Global Business Travel Group, Inc. (the “Company”), GBT JerseyCo Limited (“JerseyCo”), American Express Travel Holdings Netherlands Coöperatief U.A. (as succeeded thereto by American Express International, Inc., “Amex”), Juweel Investors (SPC) Limited (“Juweel”) and EG Corporate Travel Holdings LLC (together with the Company, JerseyCo, Amex and Juweel, the “Original SHA Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Original Shareholders Agreement.

RECITALS

WHEREAS, Juweel intends to distribute all of its right, title and interest in and to all of its Shares to its equityholders, including QH Travel L.P. (“QIA”), Certares Master, LP (“Certares”), and all of the other equityholders of Juweel (such other equityholders and Certares collectively, the “Specified Juweel Investors”), each as a Permitted Transferee under the Original Shareholders Agreement (such distribution, the “Distribution”);

WHEREAS, such Distribution will result in QIA and the Specified Juweel Investors becoming direct owners of the Shares;

WHEREAS, concurrently with the execution of this letter agreement, the Original SHA Parties (including any permitted successors or assigns thereof) and QIA will execute an Amended and Restated Shareholders Agreement (“A&R SHA”); and

WHEREAS, Juweel was subject to certain covenants that the other Original SHA Parties wish to continue to apply to the Specified Juweel Investors who will not be party to the A&R SHA.

NOW, THEREFORE, in consideration of the premises and of the terms and conditions contained herein, the parties hereto agree as follows:

1.            Continuing Covenants. The parties hereto hereby acknowledge, accept and agree that (a) Section 2.1.3 (Prohibitions on Transfer) from the Original Shareholders Agreement, with the exception of clause (c) thereof, shall apply in full force and effect mutatis mutandis to the Specified Juweel Investors, who agree to be bound by such provisions as if they were Shareholders, in each case, for so long as the Specified Juweel Investors own Shares, (b) solely with respect to Certares, Section 7.2 (Non-Solicit) and Section 8.2 (Confidentiality Obligations) from the Original Shareholders Agreement shall apply in full force and effect mutatis mutandis to Certares, who agrees to be bound by such provisions as if it was a Shareholder for so long as Certares owns Shares and (c) each of the Company and JerseyCo shall comply with Section 2.1.4 (Cooperation) from the Original Shareholders Agreement with respect to any Transfer by the Specified Juweel Investors. For the purposes of applying the foregoing clause (a) to the Specified Juweel Investors, each occurrence in Section 2.1.3(a) of the Original Shareholders Agreement of the words “Schedule 2.1.3 of this Shareholders Agreement” or “Schedule 2.1.3” shall hereby be replaced with a reference to “the schedule attached to this letter agreement” (such schedule, the “Letter Agreement Schedule”) and such Section 2.1.3(a) shall otherwise apply in full force and effect mutatis mutandis to the Specified Juweel Investors. In the event that Amex modifies the list set forth in Schedule 2.1.3 of the Original Shareholders Agreement pursuant to Section 2.1.3 thereto, Amex may make a corresponding modification to the Letter Agreement Schedule and notify each Specified Juweel Investor of such modification pursuant to paragraph 8 hereof, and such modification shall apply in full force and effect mutatis mutandis to such Specified Juweel Investors.

2.            Confidentiality. This letter agreement, the terms hereof (including, for the avoidance of doubt, Schedule 2.1.3 of the Original Shareholders Agreement) and any subsequent notices or communications hereunder shall be deemed Confidential Information (as defined in the Original Shareholders Agreement) under the Original Shareholders Agreement, and the provisions relating to confidentiality obligations contained in Section 8.2 of the Original Shareholders Agreement shall be incorporated herein by reference and shall apply to this letter agreement mutatis mutandis. The Confidential Information described in the foregoing sentence shall be held in the strictest confidence by each of the Specified Juweel Investors as well as by each of its respective Affiliates and Representatives, including its respective legal counsel, accountants and financial advisors who need to know such information.

3.            Governing Law. This letter agreement and all claims or causes of action based upon, arising out of, or related to this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule thereof or any other jurisdiction that would give rise to the application of the laws of another jurisdiction. The dispute resolution provisions contained in Section 10.8 of the Original Shareholders Agreement shall be incorporated herein by reference and shall apply to this letter agreement mutatis mutandis.

4.            Entire Agreement. This letter agreement, together with the terms of the Original Shareholders Agreement that are incorporated herein by reference, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

5.            Amendment. This letter agreement may be amended with the written consent of each of the parties hereto. Any party to this letter agreement may, at any time, waive any of the provisions of this letter agreement benefitting such party; provided that no such waiver by any party of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party sought to be charged with such waiver. No waiver by any party of any default, misrepresentation or breach of covenant or other agreement hereunder, whether intentional or not, shall be deemed to extend to any other provision hereof (whether or not similar) or any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No failure or delay on the part of any party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor will any single or partial exercise of any such right preclude any other or future exercise thereof or any other right. Nothing in this letter agreement shall be deemed or otherwise construed as a waiver, amendment or other modification by GBT of any of its rights or remedies under the Original Shareholders Agreement.

6.            Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced in any situation or in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other term or provision hereof or the offending term or provision in any other situation or any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.            Headings. Section headings contained in this letter agreement are included for convenience only, and shall not affect in any way the meaning, construction or interpretation of this Agreement.

8.            Notices. Section 10.5 of the Original Shareholders Agreement shall be incorporated herein by reference and shall apply to this letter agreement mutatis mutandis; provided that notice to any Specified Juweel Investor shall be addressed to the email address or address set forth on such Specified Juweel Investor’s signature page hereto.

9.            Counterparts. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed signature page of this letter agreement by facsimile transmission or in a pdf or similar electronic file shall be effective as delivery of a manually executed counterpart hereof.

[Signature pages follow]

Please confirm your acceptance of and agreement with the above by signing this letter agreement where indicated below.

Sincerely,

GLOBAL BUSINESS TRAVEL GROUP, INC.

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Chief Legal Officer and Global Head of Mergers & Acquisitions and Compliance and Corporate Secretary

GBT JERSEYCO LIMITED

By:	/s/ Eric J. Bock
	Name:	Eric J. Bock
	Title:	Director

[Signature Page to Letter Agreement]

Acknowledged, accepted and agreed as of the date first above written:

BR INVESTORS JUWEEL, L.P., acting by its general partner,
BR Co-Investments GP, Inc.

By:	/s/ Lynn Baranski
Name: Lynn Baranski
Title: Authorized Signatory

PECOSCO LIMITED PARTNERSHIP, acting by its general partner,
Certares Management Limited

By:	/s/ Michael Gregory O'Hara
Name: Michael Gregory O'Hara
Title: Director

HMC JUWEEL HOLDINGS, L.P., acting by its general partner,
Certares Management Limited

By:	/s/ Michael Gregory O'Hara
Name: Michael Gregory O'Hara
Title: Director

CERTARES MASTER, L.P., acting by its general partner,
Certares Management Limited

By:	/s/ Michael Gregory O'Hara
Name: Michael Gregory O'Hara
Title: Director

BEACH POINT SCF I LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

PACIFIC COAST INVESTMENT FUND LLC
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BEACH POINT SCF MULTI-PORT LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BEACH POINT SELECT FUND LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

[Signature Page to Letter Agreement]

BPC OPPORTUNITIES FUND II LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BEACH POINT SCF IV LLC
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BC OPPORTUNITIES FUND IV LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BPC OPPORTUNITIES OFFSHORE FUND IV LP
By: Beach Point Capital Management LP
Its: Investment Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

BP HOLDINGS LAMBDA LLC
By: BPC AS LLC
Its: Manager

By:	/s/ Allan Schweitzer
Name: Allan Schweitzer
Title: Portfolio Manager

[Signature Page to Letter Agreement]

Acknowledged as of the date first above written:

JUWEEL INVESTORS (SPC) LIMITED

By:	/s/ Michael Gregory O'Hara
	Name:	Michael Gregory O'Hara
	Title:	Authorized Signatory

QH TRAVEL L.P.

By:	/s/ Khaled Al-Rabban
	Name:	Khaled Al-Rabban
	Title:	Director of its general partner, QH Travel GP, Co., Ltd.

AMERICAN EXPRESS INTERNATIONAL, INC.

By:	/s/ Katharine B. Douglas
	Name:	Katharine B. Douglas
	Title:	Treasurer

EG CORPORATE TRAVEL HOLDINGS LLC

By:	/s/ Harshit Vaish
	Name:	Harshit Vaish
	Title:	Authorized Signer

[Signature Page to Letter Agreement]